June 30, 2016
TOUCHSTONE INVESTMENT TRUST

Touchstone High Yield Fund

Supplement to the Prospectus dated January 30, 2016

The Touchstone High Yield Fund (the “Fund”) will implement a stable distribution strategy each month starting in July 2016. The anticipated monthly distribution is as follows:

Share Class	Monthly Distribution Per Share
Class A	$0.0300
Class C	$0.0250
Class Y	$0.0326
Institutional Class	$0.0331

As with any fund, if the income distributed during a year by the Fund would exceed actual income earned by the Fund, a return of capital may be required. While Touchstone is taking measures to reduce the risk of a return of capital, shareholders will be notified following any distribution containing a return of capital. Beginning in July 2016, shareholders may refer to the "Tax Planning" section of Touchstone's website at www.TouchstoneInvestments.com/literature-center/taxplanning.htm for up-to-date information on the monthly distributions of the Fund.

The following sentence is hereby added to the “Distribution and Taxes - Federal Income Tax Information - Distributions” section of the Fund’s prospectus:

“In an effort to provide shareholders with predictable monthly distributions, the Touchstone High Yield Fund began targeting a stable distribution amount each month starting in July 2016.”

Please contact your tax advisor, financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, Rhode Island 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-55-TINT-THYAX-S1-1601